FEDERATED HIGH INCOME BOND FUND II
PRIMARY SHARES
SERVICE SHARES
A Portfolio of Federated Insurance Series
_____________________________________________________________________________
Supplement to the Statements of Additional Information (SAI) dated
April 30, 2004.


Under the heading entitled "Securities in Which the Fund Invests", please add the following immediately after the section for Foreign Government Securities:

     Foreign Exchange Contracts

     In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

Under the same heading, please add the following as the last sentence under the heading of Foreign Securities:

|X|  Trading in certain foreign markets may also be subject to liquidity risks.

Under the heading "Equity Securities Investment Risks", please add the following:

   Risks of Foreign Investing

|X| Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

|X| Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

|X| Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

                                                                   June 24, 2004



Cusip 313916306
Cusip 313916843
30762 (6/04)